Exhibit 10.1

Amendment 1 to the

Amended and Restated Master Agreement

by and between

TRX TECHNOLOGY SERVICES, L.P. and BCD TRAVEL USA LLC

(F/K/A WORLDTRAVEL PARTNERS I, LLC)

This Amendment 1, effective as of this 20th day of March, 2008, amends the Amended and Restated Master Agreement (the “Agreement”) dated January 1, 2006, by and between TRX Technology Services, L.P. (“TRX”) and BCD Travel USA LLC (formerly known as WorldTravel Partners I, LLC) (“BCD”) as follows:

WHEREAS, BCD and TRX entered into that certain Amended and Restated Master Agreement, dated January 1, 2006 (the “Agreement”), pursuant to which TRX agreed to provide certain services and documentation to BCD; and

WHEREAS, the TRX wishes to make certain optional RESX functionality available to BCD and BCD wishes to have access to such functionality;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

1.	Exhibit B, Services and Products, shall be amended to include “RESX PNR Sync.”

2.	Exhibit F shall be amended to include the following insertion below the section entitled “RESX”:

For the avoidance of doubt, the RESX **shall include**.

3.	Miscellaneous.

a. Balance of Terms Unchanged. Except as expressly set forth in this Amendment, the terms and conditions of the Initial Agreement shall continue in full force and effect.

b. Entire Agreement. The Agreement, along with this Amendment, represent the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any and all previous discussions and communications regarding such subject matter. Any subsequent amendments and/or additions hereto are effective only if in writing and signed by both parties.

IN WITNESS WHEREOF, TRX and BCD have caused this Amendment to be executed as of the Effective Date by their duly authorized representatives, and each represents and warrants that it is legally free to enter this Amendment.

** Confidential Treatment Requested

TRX TECHNOLOGY SERVICES, L.P.		BCD TRAVEL USA LLC

BY:	/s/ Shane Hammond	BY:	/s/ Detria M. Runyon

NAME:	Shane Hammond	NAME:	Detria M. Runyon

TITLE:	President, RESX Technologies	TITLE:	Executive Vice President

DATE:	25 March 2008	DATE:	March 20, 2008